Exhibit 99.1

FIRST DALLAS SECURITIES INVESTMENT FORUM

AUGUST 2006

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PRIMARY EARNINGS DRIVERS

- Significant Margin Expansion

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CEMENT INDUSTRY - DEMAND DRIVERS

Cement Demand Drivers
Public Works Construction 50%
Residential Construction 25%
Non-Residential Construction 25%

Source: Portland Cement Association

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FAVORABLE INDUSTRY STRUCTURE

U.S. cement consumption exceeds domestic capacity

U.S. Cement Consumption and Capacity

140
130
120
110
100
90
80
70
60
(mm tons)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Consumption
Capacity

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 [LOGO OF TXI]

FIRST DALLAS SECURITIES INVESTMENT FORUM

AUGUST 2006

FORWARD-LOOKING STATEMENT

Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, changes in the cost of raw materials, fuel and energy, unscheduled plant shutdowns and the impact of environmental laws and other regulations.

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TXI – A BUILDING MATERIALS COMPANY

•	Cement, Aggregate and Concrete

•	Used in all types of construction

•	Cement accounts for approximately 75% of Earnings

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TXI – CEMENT PLANT

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TXI - QUARRY

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TXI - FURNACE

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TXI - READYMIX CONCRETE

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PRIMARY EARNINGS DRIVERS

•	Significant Margin Expansion

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PRIMARY EARNINGS DRIVERS

•	Significant Margin Expansion

•	Cement Capacity Expansion

	•	From 5 million tons per year to 7.5 million tons per year in 4 – 5 years

	•	Three Projects

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TXI – IN SUMMARY

•	The U.S. cement industry is favorably structured

•	Texas and California are attractive cement markets

•	TXI is the largest cement supplier in Texas – and a low cost producer

•	TXI’s California cement plant project is underway

•	Texas cement expansion projects will enhance competitive position

•	TXI earnings power example

•	Flexible capital structure provides foundation for growth

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CEMENT INDUSTRY - DEMAND DRIVERS

[CHART APPEARS HERE]

Source: Portland Cement Association

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FAVORABLE INDUSTRY STRUCTURE

U.S. cement consumption exceeds domestic capacity

[CHART APPEARS HERE]

Source: Portland Cement Association, U.S. Geological Survey, Company Reports

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FAVORABLE INDUSTRY STRUCTURE (continued)

The Supply of Cement Is Constrained

•	U.S. cement capacity and import terminals are largely owned or controlled by international producers

•	High barriers to entry exist for new cement capacity

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FAVORABLE INDUSTRY STRUCTURE (continued)

The Supply of Cement Is Constrained

•	U.S. cement capacity and import terminals are largely owned or controlled by international producers

•	High barriers to entry exist for new cement capacity

Cement Demand Should Be Sustainable

•	Residential construction still strong in Texas, but is down in California

•	Non-residential construction trending up

•	Federal highway spending beginning to have significant positive impact

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STRONG POSITIONS IN ATTRACTIVE MARKETS

•	Texas and California:

	-	Are the two largest U.S. cement markets, accounting for over 23% of U.S. cement demand

	-	Will continue to receive the largest shares of Federal transportation funding

	-	Have very favorable population growth trends

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STRONG POSITIONS IN ATTRACTIVE MARKETS

•	Texas and California:

	-	Are the two largest U.S. cement markets, accounting for over 23% of U.S. cement demand

	-	Will continue to receive the largest shares of Federal transportation funding

	-	Have very favorable population growth trends

•	TXI is the:

	-	Largest producer of cement in Texas with 30% of state’s total capacity

	-	Fourth largest cement producer in California with 10% market share

	-	Second largest supplier of aggregates and a leading supplier of ready-mix concrete in Texas

	-	Largest supplier of expanded shale and clay aggregates west of the Mississippi River

	-	A leading supplier of sand, gravel and ready-mix concrete in Louisiana

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LOW COST OPERATIONS ARE KEY

High Productivity and Efficiency

	North Texas[1]	PCA Comps[2]

Labor Productivity
Tons per man hour	5.7	3.5
Energy Efficiency
Mmbtu/ton	3.3	3.8
kwh/ton	124	130

Notes:
1	North Texas numbers are for the twelve months ended May 31, 2006
2	U.S. and Canadian Labor – Energy Input Survey for 2002, Portland Cement Association

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CALIFORNIA PLANT MODERNIZATION AND EXPANSION

•	Will make TXI the second largest cement producer in the Southern California market

•	Will make TXI a low cost supplier

•	Adds 2.3 million tons of state-of-the-art cement capacity

•	Replaces 1.3 million tons of 50 year-old production capacity

•	Investment of approximately $358 million

•	Required permits and permissions are in place

•	Project is similar to the successful North Texas expansion completed in 2001

-	Identical kiln production of 6,000 tons per day

-	Transferable experience in design, construction and commissioning (North Texas plant fully commissioned within 6 months of start-up)

-	Significant pre-selling of new capacity already underway

•	Scheduled to be completed and online in the late fall or early winter of 2007

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CEMENT PLANT EXPANSION PROJECTS

	CAPACITY*

	CURRENT	FUTURE

California Plant Modernization and Expansion	1.3	2.3
North Texas Plant De-bottlenecking	2.8	3.3
Central Texas Plant Expansion **	0.9	1.9

TOTAL TXI CAPACITY	5.0	7.5

*	Millions of tons per year
**	Applied for Permit February 2006

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T X I E A R N I N G S P O T E N T I A L

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TXI EARNINGS POTENTIAL

($mm)	LTM 5/31/06

EBITDA	161
D&A	45
Pro Forma Interest	31

Pre-Tax Income	85

Income Taxes	24

NET INCOME	61

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TXI EARNINGS POTENTIAL (continued)

($mm)	LTM 5/31/06		Assuming Margin Improvements (1)

EBITDA	161		211
D&A	45	$10/ton Cement	45
Pro Forma Interest	31	Margin Increase (1)	31

Pre-Tax Income	85		135

Income Taxes	24		41

NET INCOME	61		94

Notes:
1	For illustrative purposes only; actual change in margins will depend on the mix of price increases and input costs.

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TXI EARNINGS POTENTIAL (continued)

($mm)	LTM 5/31/06		Assuming Margin Improvements (1)		With Margin Improvement and California Cement Plant Project (2)

EBITDA	161		211		286
D&A	45		45		60
Pro Forma Interest	31	$10/ton Cement	31	$75mm in	31
		Margin Increase		Incremental EBITDA
Pre-Tax Income	85		135	from CA expansion	195

Income Taxes	24		41		59

NET INCOME	61		94		136

Notes:
1	For illustrative purposes only; actual change in margins will depend on the mix of price increases and input costs.
2	Under current market conditions and expected operating improvements for the new California facility

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PRIMARY EARNINGS DRIVERS

•	Significant Margin Expansion

•	Cement Capacity Expansion

	•	From 5 million tons per year to 7.5 million tons per year in 4 – 5 years

	•	Three Projects

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